                                                                    EXHIBIT 99.2

                            CLIFFS DRILLING COMPANY

            PRO FORMA CONSOLIDATING FINANCIAL STATEMENTS (UNAUDITED)

     The unaudited pro forma consolidating statements of operations and unaudited pro forma consolidating balance sheet (collectively, the "Pro Forma Consolidating Financial Statements") give effect to i) the acquisition of the Southwestern Rigs using the purchase method of accounting given the related assumptions and adjustments described in the accompanying Note to Pro Forma Consolidating Financial Statements, (ii) the offering of $150 million Senior Notes due 2003 at an assumed interest rate of 10.25%, and (iii) the issuance of
1.2 million shares of the Company's Common Stock valued at an average price of $18.51 per share in connection with the Southwestern Rigs acquisition.

     The unaudited Pro Forma Consolidating Financial Statements are based upon
(i) the historical audited consolidated financial statements of the Company and Southwestern included elsewhere in this Memorandum and should be read in conjunction with those consolidated financial statements and the notes thereto and (ii) the unaudited historical financial statements of the Company and Southwestern at March 31, 1996 and for the three months ended March 31, 1996 and 1995. The historical consolidated financial statements of Southwestern include the operating results of the Southwestern Rigs during the periods indicated. However, the financial statements of Southwestern exclude rig carrying values, accumulated depreciation, and associated depreciation expense related to the Southwestern Rigs because it managed, rather than owned, the rigs.

     The unaudited Pro Forma Consolidating Statements of Operations for the three months ended March 31, 1996 and 1995 and the year ended December 31, 1995 were prepared assuming that the transactions described above were consummated as of January 1, 1995. The unaudited Pro Forma Consolidating Balance Sheet as of March 31, 1996 was prepared assuming that the transactions described above were consummated at March 31, 1996.

     The unaudited Pro Forma Consolidating Financial Statements have been prepared based upon assumptions deemed appropriate by the Company and may not be indicative of actual results. The Company has not completed the final purchase price allocation related to the Southwestern Rigs; accordingly, actual adjustments that reflect the purchased assets may differ from the unaudited pro forma adjustments. The results of Southwestern's operations will be included with the Company's results of operations only from the date on which the acquisition of the Southwestern Rigs is consummated.

                            CLIFFS DRILLING COMPANY

          PRO FORMA CONSOLIDATING STATEMENTS OF OPERATIONS (UNAUDITED)
               FOR THE THREE MONTHS ENDED MARCH 31, 1996 AND 1995

                                          MARCH 31, 1996                                         MARCH 31, 1995
                        ----------------------------------------------     ---------------------------------------------------
                              HISTORICAL               PRO FORMA                   HISTORICAL                 PRO FORMA
                        ----------------------   ---------------------     ----------------------   --------------------------
                        CLIFFS    SOUTHWESTERN   ADJUSTMENTS  COMBINED     CLIFFS    SOUTHWESTERN   ADJUSTMENTS       COMBINED
                        -------   ------------   -----------   -------     -------   ------------   -----------       --------
                                                        (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
REVENUES............... $29,078      $8,819      $  (144)(a)   $38,504      $14,282      $  4,464   $        (78)(a)  $ 18,668
                                                     751(b)
                        -------   ---------      -------       -------      -------      --------   ------------      --------
                         29,078       8,819          607        38,504       14,282         4,464            (78)       18,668
COSTS AND EXPENSES:
  Operating Expenses...  21,846       7,669       (1,870)(c)    28,396        9,439         5,116           (728)(c)    13,827
                                                     751(b)
  Depreciation,
    Depletion and
    Amortization.......   1,503          86          (86)(d)     2,845        2,073           425           (425)(d)     3,263
                                                   1,342(d)                                                1,190(d)
  General and
    Administrative
    Expense............   1,398         454           --         1,852        1,352           438             --         1,790
                        -------   ---------      -------       -------      -------     ---------   ------------      --------
                         24,747       8,209          137        33,093       12,864         5,979             37        18,880
                        -------   ---------      -------       -------      -------     ---------   ------------      --------
OPERATING INCOME
  (LOSS)...............   4,331         610          470         5,411        1,418        (1,515)          (115)         (212)
OTHER INCOME (EXPENSE):
  Gain (Loss) on
    Disposition of
    Assets.............     (23)         --           --           (23)           7            --             --             7
  Interest Income......     360          --           --           360          294            --             --           294
  Interest Expense.....     (26)       (139)      (3,843)(e)    (4,194)         (32)          (70)        (3,843)(e)    (4,131)
                                                    (186)(f)                                                (186)(f)
  Exchange Rate Gain
    (Loss).............   1,133          --          --          1,133         (126)           --             --          (126)
  Other, net...........     (83)         --          --            (83)         (68)           --             --           (68)
                        -------   ---------      -------       --------     -------     ---------   ------------      --------
INCOME (LOSS) BEFORE
  INCOME TAXES.........   5,692         471       (3,559)         2,604       1,493        (1,585)        (4,144)       (4,236)
INCOME TAX EXPENSE
  (BENEFIT)............   1,992          --       (1,081)(g)        911         373            --         (1,856)(g)    (1,483)
                        -------   ---------      -------       --------     -------      --------   ------------       --------
NET INCOME (LOSS)......   3,700         471       (2,478)         1,693       1,120        (1,585)        (2,288)       (2,753)
DIVIDENDS APPLICABLE TO
  PREFERRED
  STOCK................     (31)         --          --            (31)        (665)           --             --          (665)
                        -------   ---------      -------       -------      -------     ---------   ------------      --------
NET INCOME (LOSS)
  APPLICABLE TO COMMON
  AND COMMON EQUIVALENT
  SHARES............... $ 3,669      $  471      $(2,478)      $ 1,662      $   455      $ (1,585)  $     (2,288)     $ (3,418)
                        =======   =========      =======       =======      =======      ========   ============      ========
NET INCOME (LOSS) PER
  SHARE:
  Primary.............. $  0.62                                $  0.23 (h)  $  0.11                                   $  (0.65)(h)
                        =======                                =======      =======                                   ========
WEIGHTED AVERAGE NUMBER
  OF COMMON AND COMMON
  EQUIVALENT SHARES
  OUTSTANDING:
  Primary..............   5,876                    1,200         7,076 (h)    4,092                        1,200         5,292 (h)
                        =======                  =======       =======      =======                 ============      ========

See accompanying note to unaudited pro forma consolidating financial statements.

                            CLIFFS DRILLING COMPANY

          PRO FORMA CONSOLIDATING STATEMENTS OF OPERATIONS (UNAUDITED)
                      FOR THE YEAR ENDED DECEMBER 31, 1995

                                                        HISTORICAL                   PRO FORMA
                                                  ----------------------   -----------------------------
                                                  CLIFFS    SOUTHWESTERN   ADJUSTMENTS        COMBINED
                                                  -------   ------------   -----------       -----------
                                                          (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
REVENUES........................................  $83,289     $ 24,487     $     (449)(a)    $  108,854
                                                                                1,527(b)
                                                  -------     --------     ----------        ----------
                                                   83,289       24,487          1,078           108,854
COSTS AND EXPENSES:
  Operating Expenses............................   67,713       24,850         (4,290)(c)        89,800
                                                                                1,527(b)
  Depreciation, Depletion and Amortization......    7,271        1,619         (1,619)(d)        12,556
                                                                                5,285(d)
  General and Administrative Expense............    5,289        1,800             --             7,089
                                                  -------     --------     ----------        ----------
                                                   80,273       28,269            903           109,445
                                                  -------     --------     ----------        ----------
OPERATING INCOME (LOSS).........................    3,016       (3,782)           175              (591)
OTHER INCOME (EXPENSE):
  Gain (Loss) on Disposition of Assets..........    2,666           --             --             2,666
  Interest Income...............................    1,065           --             --             1,065
  Interest Expense..............................     (199)        (338)       (15,375)(e)       (16,655)
                                                                                 (743)(f)
  Exchange Rate Gain............................    2,554           --             --             2,554
  Other, net....................................   (1,250)          --             --            (1,250)
                                                  -------     --------     ----------        ----------
INCOME (LOSS) BEFORE INCOME TAXES...............    7,852       (4,120)       (15,943)          (12,211)
INCOME TAX EXPENSE (BENEFIT)....................    2,406           --         (6,680)(g)        (4,274)
                                                  -------     --------     ----------        ----------
NET INCOME (LOSS)...............................    5,446       (4,120)        (9,263)           (7,937)
DIVIDENDS APPLICABLE TO PREFERRED STOCK.........   (2,659)          --           --              (2,659)
                                                  -------     --------     ----------        ----------
NET INCOME (LOSS) APPLICABLE TO COMMON AND
  COMMON EQUIVALENT SHARES......................  $ 2,787     $ (4,120)    $   (9,263)       $  (10,596)
                                                  =======     ========     ==========        ==========
NET INCOME (LOSS) PER SHARE:
  Primary.......................................  $  0.68                                    $    (2.00)(h)
                                                  =======                                    ==========
WEIGHTED AVERAGE NUMBER OF COMMON AND COMMON
  EQUIVALENT SHARES OUTSTANDING:
  Primary.......................................    4,108                       1,200             5,308(h)
                                                  =======                  ==========        ==========

See accompanying note to unaudited pro forma consolidating financial statements.

                            CLIFFS DRILLING COMPANY

               PRO FORMA CONSOLIDATING BALANCE SHEET (UNAUDITED)
                                 MARCH 31, 1996

                                                                       HISTORICAL                    PRO FORMA
                                                                 -----------------------   ----------------------------
                                                                  CLIFFS    SOUTHWESTERN   ADJUSTMENTS     CONSOLIDATED
                                                                 --------   ------------   -----------      -----------
                                                                                     (IN THOUSANDS)
                            ASSETS
CURRENT ASSETS:
  Cash and Cash Equivalents....................................  $ 21,936     $    222      $    (222)(i)     $ 56,536
                                                                                               34,600(j)
  Accounts Receivable, net of allowance for doubtful accounts
    of $842 at March 31, 1996..................................    16,108        6,812         (6,812)(i)       16,108
  Notes and Other Receivables, Current.........................     6,840           --             --            6,840
  Inventories..................................................     4,793           --             --            4,793
  Drilling Contracts in Progress...............................     3,267           --             --            3,267
  Prepaid Insurance............................................       694           --             --              694
  Other Prepaid Expenses.......................................     3,303          430           (430)(i)        3,303
                                                                 --------     --------      ---------         --------
        Total Current Assets...................................    56,941        7,464         27,136           91,541
PROPERTY AND EQUIPMENT, AT COST:
  Rigs and Related Equipment...................................   124,698        5,348         (5,348)(i)      253,942
                                                                                              129,244(k)
  Oil and Gas Properties ("successful efforts" method).........    23,673           --             --           23,673
  Other........................................................     3,491          216           (216)(i)        3,491
                                                                 --------     --------      ---------         --------
                                                                  151,862        5,564        123,680          281,106
  Less: Accumulated Depreciation, Depletion and Amortization...   (84,852)        (103)           103(i)       (84,852)
                                                                 --------     --------      ---------         --------
        Net Property and Equipment.............................    67,010        5,461        123,783          196,254
NOTES AND OTHER RECEIVABLES, LONG-TERM.........................     4,224           --             --            4,224
INVESTMENTS IN AND ADVANCES TO UNCONSOLIDATED AFFILIATES.......       286           --          7,471(l)         3,457
                                                                                               (4,300)(m)
OTHER ASSETS...................................................        79            8             (8)(i)        5,279
                                                                                                5,200(n)
                                                                 --------     --------      ---------         --------
        TOTAL ASSETS...........................................  $128,540     $ 12,933      $ 159,282         $300,755
                                                                 ========     ========      =========         ========
             LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES:
  Accounts Payable.............................................  $ 15,036     $  4,432      $  (4,432)(i)     $ 15,036
  Accrued Expenses, Including Interest.........................     6,636        2,798         (2,798)(i)        6,636
  Short-Term Debt..............................................        --        2,318         (2,318)(i)           --
                                                                 --------     --------      ---------         --------
        Total Current Liabilities..............................    21,672        9,548         (9,548)          21,672

SENIOR NOTES DUE 2003..........................................        --           --        150,000(o)       150,000
DEFERRED INCOME TAXES..........................................     1,447           --             --            1,447
DEFERRED INCOME AND OTHER......................................       401           --             --              401
AMOUNTS DUE TO VIKING, NET.....................................        --        5,571         (5,571)(i)           --

COMMITMENTS AND CONTINGENCIES

SHAREHOLDERS' EQUITY:
  Common Stock, $.01 par value, 15,000,000 shares authorized;
    7,831,661 shares issued and 7,389,930 shares outstanding at
    March 31, 1996.............................................        66            1             (1)(i)           78
                                                                                                   12(p)
  Paid-in Capital..............................................   127,085        3,253         (3,253)(i)      149,288
                                                                                               22,203(p)
  Retained Earnings (Deficit)..................................   (16,439)      (5,440)         5,440(i)       (16,439)
  Less: Notes Receivable from Officers for Restricted Stock....      (232)          --             --             (232)
       Restricted Stock........................................       (27)          --             --              (27)
       Treasury Stock, at cost, 441,731 shares at March 31,
    1996.......................................................    (5,433)          --             --           (5,433)
                                                                 --------     --------      ---------         --------
        Total Shareholders' Equity.............................   105,020       (2,186)        24,401          127,235
                                                                 --------     --------      ---------         --------
        TOTAL LIABILITIES AND
          SHAREHOLDERS' EQUITY.................................  $128,540     $ 12,933      $ 159,282         $300,755
                                                                 ========     ========      =========         ========

See accompanying note to unaudited pro forma consolidating financial statements.

                            CLIFFS DRILLING COMPANY

        NOTE TO PRO FORMA CONSOLIDATING FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1 -- PRO FORMA ADJUSTMENTS

     The unaudited Pro Forma Consolidating Financial Statements reflect the following adjustments:

          (a) To reverse management fee revenue applicable to activities of Southwestern which are not part of the acquisition.

          (b) To reclassify mobilization expense to operating expenses.

          (c) To reverse charter hire expense applicable to activities of Southwestern which are not part of the acquisition.

          (d) To adjust depreciation expense for the Southwestern Rigs using the estimated purchase price to be allocated to each rig. Depreciation is calculated over a 15 year life with an estimated salvage value of 10%. To provide for any deterioration that may occur while the rigs are not operating for an extended period of time, a minimum depreciation charge is provided at a reduced rate of 25% of the normal depreciation rate. Depreciation has been suspended during refurbishment periods.

          (e) To record interest expense related to the $150 million Notes, assuming a rate of 10.25%.

          (f) To record the non-cash amortization of debt issue costs.

          (g) To adjust income taxes as a result of pre-tax pro forma adjustments to reflect a 35% effective tax rate.

          (h) Earnings per share has been calculated based on the Company's weighted average number of common and common equivalent shares outstanding plus the number of shares of Common Stock to be issued in connection with the acquisition of the Southwestern Rigs.

          (i) To reverse Southwestern's balance sheet accounts, which are not a part of the Southwestern Rigs acquisitions.

          (j) To record cash to be received from the Offering of $150 million Notes in excess of the cash portion of the purchase price of the Southwestern Rigs.

          (k) To record the estimated purchase price allocation to 9 Southwestern Rigs which will be wholly owned by the Company subsequent to the acquisition. Details of the purchase price allocation are as follows (in thousands):

        Cash..............................................................   $110,000
        1.2 Million Shares of the Company's Common Stock..................     22,215
        Guaranteed Debt...................................................      4,300
        Allocation of Fees and Expenses...................................        200
                                                                             --------
                  Total...................................................   $136,715
                                                                             ========
        Purchase Price Allocation:
          Nine Southwestern Rigs..........................................   $129,244
          Southwestern Marine IV..........................................      7,471
                                                                             --------
                  Total...................................................   $136,715
                                                                             ========

          (l) To record the estimated purchase price allocation to the Southwestern Marine IV which will be owned by a joint venture in which the Company will have a 50% ownership interest subsequent to the acquisition.

          (m) To record the debt assumed by the Company related to the refurbishment of the Southwestern Marine IV which will be owned by a joint venture in which the Company will have a 50% ownership interest subsequent to the acquisition.

          (n) To record debt issue costs.

          (o) To record the $150 million of Senior Notes due 2003.

          (p) To record the issuance of 1.2 million shares of the Company's Common Stock at $18.51 per share to be paid as partial consideration for the acquisition of the Southwestern Rigs.